WisdomTree Trust

WisdomTree Emerging Markets ex-China Fund (XC)

(the “Fund”)

Supplement dated June 16, 2025 to the Fund’s currently effective

Summary Prospectus and Statutory Prospectus (collectively, the “Prospectuses”), and Statement of Additional Information (the “SAI”), each as supplemented

As previously announced, the names of the Fund and the Fund’s Index, the WisdomTree Emerging Markets ex-China Index, will change to “WisdomTree True Emerging Markets Fund” and “WisdomTree True Emerging Markets Index,” respectively. The name changes, which were previously scheduled to take effect on or about June 18, 2025, will now be effective on or about July 10, 2025 (the “New Effective Date”).

Therefore, on the New Effective Date, all references in the Prospectuses and SAI to the current names of the Fund and Index will be replaced with the new names listed above.

Furthermore, on the New Effective Date, the Index will no longer consider South Korea or Taiwan as eligible countries from which to select issuers.

Accordingly, the first sentence of the third paragraph under the heading “Principal Investment Strategies of the Fund” in the Fund’s Prospectuses will be deleted in its entirety and replaced with the sentence below.

The starting universe for the Index (the “pre-screening universe”) is comprised solely of companies, as of the Index screening date, that (i) conduct their Primary Business Activities in one of the following emerging market countries: Argentina, Brazil, Chile, Czech Republic, Hungary, India, Indonesia, Malaysia, Mexico, the Philippines, Poland, Russia, Saudi Arabia, South Africa, Thailand or Turkey (the “Emerging Market Countries”); (ii) list shares on a stock exchange in one of the Emerging Market Countries or the United States; (iii) have a float-adjusted market capitalization of at least $1 billion (“float-adjusted” means that the share amounts reflect only shares available to investors); (iv) have a median daily dollar trading volume of at least $100,000 for the preceding three months; and (v) trade at least 250,000 shares per month or $25 million notional for each of the preceding six months.

Additionally, on the New Effective Date, the final paragraph under the heading “Principal Investment Strategies of the Fund” in the Fund’s Prospectuses will be deleted in its entirety and replaced with the paragraph below.

The equity securities of companies with Primary Business Activities in India and Brazil are expected to comprise a significant portion (e.g., approximately 15% or more of the Index’s total weight) of the Index, although the Index’s geographic exposure may change from time to time. As a result, the Fund can be expected to also have significant exposure to these countries.

Finally, on the New Effective Date, the “Investments in Taiwan” paragraph under “Geographic Investment Risk” under the heading “Principal Risks of Investing in the Fund” in the Fund’s Prospectuses will be deleted in its entirety and replaced with the “Investments in Brazil” paragraph included below.

Investments in Brazil. Investing in securities of Brazilian companies involves certain considerations not typically associated with investing in securities of U.S. companies or the U.S. government. These risks include (i) investment and repatriation controls, which could make it harder for the Fund to track its underlying Index and decrease the Fund’s tax efficiency, (ii) fluctuations in the rate of exchange between the Brazilian Real and the U.S. dollar, (iii) the generally greater price volatility and lesser liquidity that characterize Brazilian securities markets, as compared with U.S. markets, (iv) the effect that a trade deficit could have on economic stability and the Brazilian government’s economic policy, (v) high rates of inflation and unemployment, (vi) governmental involvement in and influence on the private sector, (vii) Brazilian accounting, auditing and financial standards and requirements, which differ from those in the United States, and (viii) political and other considerations, including changes in applicable Brazilian tax laws. The Brazilian economy may also be significantly affected by the economies of other Latin American countries. These and other factors could have a negative impact on the Fund’s performance.

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The changes described above are not expected to affect the Fund’s fees and expenses or investment objective.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

WIS-SP-XC-0625